UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 18, 2024

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Act or Rule 12b-2 of the Exchange Act.

☐	Emerging growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 18, 2024, HomeStreet, Inc. (the “Company” or “HomeStreet”) held a meeting of its shareholders (the “Shareholder Meeting”). Based on the certified voting report provided by the inspector of elections for the Shareholder Meeting, the Company’s shareholders elected all eight director candidates nominated by the HomeStreet Board of Directors (the “Board”) and approved Proposals 1, 3, 5 and 7, and voted, on an advisory (non-binding) basis, for one year as the frequency of future advisory votes on executive compensation (Proposal 6), all as described in the Proxy Statement. Proposal 2, approval on an advisory (non-binding) basis, of the merger-related compensation payments that will or may be paid to the named executive officers of the Company in connection with the transactions contemplated by the Merger Agreement (defined below) was not approved by the Company’s shareholders.

Proposal 1

Shareholders approved the Agreement and Plan of Merger, dated as of January 16, 2024, as amended on April 30, 2024 by Amendment No. 1 to the Agreement and Plan of Merger, by and between FirstSun Capital Bancorp (“FirstSun”) and HomeStreet and Dynamis Subsidiary, Inc. (as amended, the “Merger Agreement”), as set forth below.

Official Results

	For	Against	Abstain	Broker Non-Votes
Approval of the Merger Agreement by and between FirstSun and HomeStreet and Dynamis Subsidiary Inc. (the “merger proposal”)	14,406,587	93,127	89,641	2,475,535

Proposal 2

Shareholders voted against, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid to the named executive officers of HomeStreet in connection with the transactions contemplated by the Merger Agreement, as set forth below.

Official Results

	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid to the named executive officers of HomeStreet in connection with the transactions contemplated by the Merger Agreement	6,883,766	7,597,495	108,094	2,475,535

Proposal 3

Shareholders approved the adjournment of the Shareholder Meeting if necessary or appropriate to permit further solicitation of proxies in favor of the merger proposal, as set forth below.

Official Results

	For	Against	Abstain	Broker Non-Votes
Approval to adjourn the HomeStreet Shareholder Meeting, if necessary or appropriate to permit further solicitation of proxies in favor of the merger proposal	16,225,803	688,599	150,488	—

Proposal 4

Shareholders re-elected the following eight directors with terms ending at the next annual meeting of HomeStreet shareholders (or upon the due election and qualification of their respective successors), as set forth below.

Official Results

Nominee	For	Against	Abstain	Broker Non-Votes
Mark K. Mason	13,431,934	798,833	358,588	2,475,535
Scott M. Boggs	13,623,270	552,581	413,504	2,475,535
Sandra A. Cavanaugh	14,098,118	398,701	92,536	2,475,535
Jeffrey D. Green	14,079,847	360,225	149,283	2,475,535
Joanne R. Harrell	14,100,204	405,818	83,333	2,475,535
James R. Mitchell, Jr.	14,044,752	381,212	163,391	2,475,535
Nancy D. Pellegrino	14,103,566	386,187	99,602	2,475,535
S. Craig Tompkins	13,794,376	348,932	446,047	2,475,535

Proposal 5

Shareholders approved on an advisory (non-binding) basis, the compensation of the Company’s named executive officers for 2023, as set forth below.

Official Results

	For	Against	Abstain	Broker Non-Votes
Approval on an advisory (non-binding) basis the compensation of the Company’s named executive officers for 2023	13,160,269	1,321,147	107,939	2,475,535

Proposal 6

Shareholders approved, on an advisory (non-binding) basis, the frequency of future advisory (non-binding) votes on executive compensation of every one year, as set forth below.

Official Results

	1 YEAR	2 YEARS	3 YEARS	Abstain	Broker Non-Votes
Approval, on an advisory (non-binding) basis, the frequency of future advisory (non-binding) votes on executive compensation	13,364,522	23,633	1,131,483	69,717	2,475,535

Pursuant to the recommendation of the Board and consistent with the shareholders’ preference, the Company plans to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every year.

Proposal 7

Shareholders ratified on an advisory (non-binding) basis, as set forth below, the appointment of Crowe LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2024, as set forth below.

Official Results

	For	Against	Abstain
Appointment of Crowe LLP	16,911,598	82,298	70,994

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

On June 18, 2024, the Company held the Shareholder Meeting to vote on seven proposals, including the merger proposal as described in Item 5.07 above. A transcript of the Shareholder Meeting is attached as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, regarding the proposed transaction between the Company and FirstSun Capital Bancorp (“FirstSun”). In general, forward-looking statements can be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of the proposed mergers (the “Merger”). Forward‑looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, (1) expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames or at all and costs or difficulties relating to integration matters being greater than expected, (2) the ability of FirstSun and the

Company to obtain required governmental and regulatory approvals of the Merger when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger), (3) the ability of FirstSun to consummate their investment agreements to obtain the necessary capital to support the transaction, (4) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the proposed Merger, (5) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Merger Agreement, (6) the diversion of management's attention from ongoing business operations and opportunities, (7) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger, (8) the outcome of any legal proceedings that have been or may be instituted against FirstSun or the Company, (9) the Company’s ability to successfully consummate the proposed Merger with FirstSun, and (10) the Company’s ability to dispose of or sell such amounts of certain of the Company’s commercial real estate loans as the Company and FirstSun may reasonably determine are deemed necessary to obtain regulatory approval of the Merger, which disposition or loan sales is contemplated to be consummated as soon as reasonably practicable after the closing of the Merger. Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the registration statement on Form S-4 filed on March 8, 2024, as amended on May 13, 2024, by FirstSun, “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the definitive proxy statement filed by the Company and the prospectus filed by FirstSun on May 16, 2024, “Forward-Looking Statements” and “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and other documents subsequently filed by FirstSun and the Company with the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1	Transcript of Shareholder Meeting held on June 18, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2024

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, General Counsel and Corporate Secretary